Exhibit 99.7

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              7.0153%



        Excess Protection Level
          3 Month Average  4.24%
          December, 2000  0.17%
          November, 2000  6.35%
          October, 2000  6.18%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                   9.48%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,990,287,874.98